UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hawthorne St., 11th Floor, San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

(415) 549-8913
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 25, 2022, stockholders of NerdWallet, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the NerdWallet, Inc. 2021 Equity Incentive Plan (the “Plan”). Pursuant to the Plan Amendment, the number of shares of Class A common stock reserved for issuance under the Plan was increased by 8,000,000. The Plan Amendment is described in Proposal No. 2 in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the Company’s Annual Meeting of Stockholders held on May 25, 2022 (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on April 14, 2022.
The foregoing description of the Plan Amendment is a summary only and is qualified in its entirety by the full text of the Plan, as amended by the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 25, 2022, the Company held the Annual Meeting virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Proxy Statement. Holders of Class A common stock were entitled to one vote for each share and holders of Class B common stock were entitled to ten votes for each share.
The voting results for each of the proposals are set forth below.
1.Proposal No. 1 – Election of Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Tim Chen	324,348,799	1,136,285	1,093,449
Jennifer E. Ceran	325,058,295	426,789	1,093,449
Lynne M. Laube	324,452,948	1,032,136	1,093,449
Thomas Loverro	324,424,407	1,060,677	1,093,449
Kenneth T. McBride	325,353,146	131,938	1,093,449
Each of the five nominees for director was elected to the Company’s Board of Directors, each to serve until the annual meeting in 2023 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
2.Proposal No. 2 – Approval of Amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
322,425,146	3,054,030	5,908	1,093,449
The stockholders approved an amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000 (referred to herein as the Plan Amendment).
3.Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for 2022.

For	Against	Abstentions
326,541,518	28,625	8,390
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
EXHIBIT INDEX

Exhibit Number	Description of Exhibit	Location
10.1	NerdWallet, Inc. 2021 Equity Incentive Plan, as amended.	Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 (No. 333-265197) filed May 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NERDWALLET, INC.

Date:	May 26, 2022	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge
General Counsel and Corporate Secretary
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